SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO FORM 8-K FILED ON OCTOBER 4, 2006

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2006

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed by Open Text Corporation (“Open Text” or the “Company”), as an amendment to a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on October 4, 2006 relating to its acquisition of Hummingbird Ltd (“Hummingbird”), on October 2, 2006.

Item 9.01:	Financial Statements and Exhibits

The following financial statements and proforma financial information are filed as part of this Current Report, on Form 8-K/A:

(a)	Financial Statements of the Business Acquired

The following audited financial statements of Hummingbird are included as Exhibit 99.1 to this Current Report on Form 8-K/A:

Report of Independent Registered Chartered Accountants, Deloitte & Touche LLP

Consolidated Balance Sheets as of September 30, 2005 and 2006

Consolidated Statements of Earnings for the years ended September 30, 2004, 2005 and 2006

Consolidated Statements of Shareholders’ Equity for the years ended September 30, 2004, 2005 and 2006

Consolidated Statements of Cash Flows for the years ended September 30, 2004, 2005 and 2006

Notes to the Consolidated Financial Statements

(b)	Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information of Open Text and Hummingbird is included as Exhibit 99.2 to this Current Report on Form 8-K/A:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Condensed Consolidated Statements of Income for the three month period ended September 30, 2006

Unaudited Pro Forma Condensed Consolidated Statements of Income for the twelve month period ended June 30, 2006

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)	Exhibits

The exhibits that are filed with this Current Report on Form 8-K/A are set forth in the Exhibit Index included in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

May 2, 2007	By:	/s/ Paul McFeeters
Paul McFeeters
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Chartered Accountants , Deloitte & Touche LLP

99.1	The following audited consolidated financial statements of Hummingbird Ltd.:

Report of Independent Registered Chartered Accountants, Deloitte & Touche LLP

Consolidated Balance Sheets as of September 30, 2005 and 2006

Consolidated Statements of Earnings for the years ended September 30, 2004, 2005 and 2006

Consolidated Statements of Shareholders’ Equity for the years ended September 30, 2004, 2005 and 2006

Consolidated Statements of Cash Flows for the years ended September 30, 2004, 2005 and 2006

Notes to the Consolidated Financial Statements

99.2	The following unaudited pro forma financial information :

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Condensed Consolidated Statements of Income for the three months period ended September 30, 2006

Unaudited Pro Forma Condensed Consolidated Statements of Income for the twelve month period ended June 30, 2006

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements